                             INCENTIVE STOCK OPTION

THESE OPTIONS AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THESE OPTIONS AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT UNDER SUCH ACT AND SUCH LAWS WITH RESPECT TO THESE OPTIONS AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THESE OPTIONS HAVE BEEN ISSUED PURSUANT TO THE COMPANY'S 2000 STOCK OPTION PLAN, ALL OF THE TERMS OF WHICH ARE INCORPORATED BY REFERENCE HEREIN IN FULL. THIS OPTION IS INTENDED BY THE COMPANY TO BE AN INCENTIVE STOCK OPTION AS DEFINED IN THE PLAN AND IS INTENDED TO COMPLY WITH THE REQUIREMENTS OF SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THESE OPTIONS ARE EXPRESSLY SUBJECT TO ALL OF THE TERMS AND CONDITIONS OF THE PLAN, INCLUDING THE RESTRICTIONS ON TRANSFERABILITY AND EXERCISE.



OPTION CERTIFICATE                                   20,000 COMMON STOCK OPTIONS
NO. 2

                                MORO CORPORATION

                              COMMON STOCK OPTIONS

                  (These Options will be void if not exercised
                    by the Termination Date specified below.)

         1. Options. Subject to the terms and conditions hereof, this certifies that RONALD PERLMAN (the "Holder") is the owner of Twenty Thousand (20,000) Options (the "Options") of Moro Corporation, a Delaware corporation (the "Company"). Each Option entitles the Holder to purchase from the Company at any time prior to 5:00 p.m. on July 31, 2005, the fifth annual anniversary of the date hereof (the "Termination Date"), one fully paid and non-assessable share of the Company's Common Stock, par value $.001 per share(the "Common Stock"), subject to adjustment as provided in Section 8 hereof.

         2. Option Price. The Options shall be exercised by delivery to the Company (prior to the Termination Date) of the option price for each share of Common Stock being purchased hereunder (the "Option Price"), this Certificate, and the completed Election To Purchase Form which is attached hereto. The Option Price shall be $.75 per share of Common Stock. The Option Price shall be subject to adjustment as provided in Section 8 hereof. The Option Price is payable either in cash or by certified check or bank draft payable to the order of the Company.

         3. Exercise. Upon the surrender of this Certificate and payment of the Option Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of any Option. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Common Stock on and as of the date of the delivery to the Company of this Certificate and payment of the Option Price as aforesaid. If, however, at the date of surrender of this Certificate and payment of such Option Price, the transfer books for the Common Stock purchasable upon the exercise of any Option shall be closed, the certificates for the Common Stock in respect to which any such Option are then exercised shall be issued and the owner of such Common Stock shall become a record owner of such Common Stock on and as of the next date on which such books shall be opened, and until such date the Company shall be under no duty to deliver any certificate for such Common Stock.

         4. Partial Exercise. The rights of purchase represented by the Options shall be exercisable, at the election of the Holder, either as an entirety, or from time to time for any part of the Common Stock specified herein and, in the event that the Options are exercised with respect to less than all of the Common Stock specified herein at any time prior to the Termination Date, a new Certificate will be issued to the Holder for the remaining number of Options not so exercised.

         5. Termination Date. All of the Options must be exercised in accordance with the terms hereof prior to the Termination Date. At and after the Termination Date any and all unexercised rights hereunder shall become null and void and all such unexercised Options shall without any action on behalf of the Company become null and void.

         6. Plan Provisions. This Option has been issued pursuant to the Company's 2000 Stock Option Plan ("Plan"), the terms and conditions of which are hereby incorporated by reference in full. This Option is intended to be an incentive stock option as defined in the Plan and is intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. Among other things, and notwithstanding anything else set forth herein, the Options are subject to the following:

            a. The Options may not be pledged, assigned or transferred for any reason during the Holder's lifetime, and any attempt to do so shall be void and the Options shall be forfeited.

            b. No Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Holder, shall be exercisable only by the Holder. Upon the death of the Holder, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise the Options only in accordance with this Section 6.

            c. If the Holder ceases to be employed by the Company by reason of death, any Option held by the Holder may thereafter be exercised, to the extent exercisable at the time of death, by the legal representative of the Holder until the earlier to occur of (a) the expiration of a period of six months from the date of death or (b) the Termination Date.

            d. If the Holder ceases to be employed by the Company for any reason whatsoever other than death, including by reason of disability or retirement, or termination of employment with or without cause, including voluntary resignation, the Options held by the Holder may thereafter by exercised by the Holder (or, where appropriate, the Holder's legal representative), to the extent exercisable at the time of termination, until the earlier to occur of (a) the expiration of the period of three months from the date of termination or (b) the Termination Date; provided, however, that if the Holder dies during the three-month period after such termination of employment, the Option may be exercised only until the end of such three-month period.

            e. Notwithstanding any other provision of the Plan or this Option Certificate, (a) if the Holder ceases to be an employee of the Company by action of the Company pursuant to the cause termination provisions of any applicable employment or other agreement, or (b) if the Holder ceases to be an employee of the Company for any reason whatsoever and the Company makes a determination that the Holder (1) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of the Holder's relationship or affiliation with the Company, or (2) has been convicted of a felony or other crime involving a breach of trust or fiduciary duty owed to the Company, or (3) has made an unauthorized disclosure of trade secrets of confidential information of the Company, or (4) has breached any confidentiality agreement or non- competition agreement with the Company in any material respect, then, at the election of the Company, all unexercised Options held by the Holder (whether or not then exercisable) shall be terminated. In the event of such an election by the Company, in addition to immediate termination of all unexercised Options, the Holder shall forfeit all Common Stock for which the Company has not yet delivered stock certificates to the Holder and the Company shall refund to the Holder the exercise price paid to it upon exercise of the Options with respect to such Common Stock. Notwithstanding anything to the contrary herein, the Company may withhold delivery of stock certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

            f. For the purposes of subsections c.,d. and e. above, the term Company shall include but not be limited to the Company's subsidiary, J.M. Ahle Co., Inc.

         7. Lost, Mutilated Certificate. In case this Common Stock Option Certificate shall become mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for and upon cancellation of the mutilated certificate, or in lieu of and in substitution for the Certificate lost, stolen, or destroyed, a new Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such certificate and indemnity, if requested, also satisfactory to the Company.

         8. Adjustments. Subject and pursuant to the provisions of this Section 8, the Option Price and number of shares of Common Stock subject to the Options shall be subject to adjustment from time to time only as set forth hereinafter:

            a. In case the Company shall declare a Common Stock dividend on the Common Stock, then the Option Price shall be proportionately decreased as of the close of business on the date of record of said Common Stock dividend in proportion to such increase of outstanding shares of Common Stock.

            b. If the Company shall at any time subdivide its outstanding Common Stock by recapitalization, reclassification or split-up thereof, the Option Price immediately prior to such subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification, or combination thereof, the Option Price immediately prior to such combination shall be proportionately increased. Any such adjustment to the Option Price shall become effective at the close of business on the record date for such subdivision or combination. The Option Price shall be proportionately increased or decreased, as the case may be, in proportion to such increase or decrease, as the case may be, of outstanding shares of Common Stock.

            c. Upon any adjustment of the Option Price as hereinabove provided, the number of shares of Common Stock issuable upon exercise of the Options remaining unexercised immediately prior to any such adjustment, shall be changed to the number of shares determined by dividing (i) the appropriate Option Price payable for the purchase of all shares of Common Stock issuable upon exercise of all of the Options remaining unexercised immediately prior to such adjustment by (ii) the Option Price per share of Common Stock in effect immediately after such adjustment. Pursuant to this formula, the total sum payable to the Company upon the exercise of the Options remaining unexercised immediately prior to such adjustment shall remain constant.

            d. (i) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, person, or entity, or the sale of all or substantially all of its assets to another corporation, person, or entity, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash, property, or assets with respect to or in exchange for Common Stock, and provided no election is made by the Company pursuant to subsection
(ii) hereof, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Company or such successor or purchasing corporation, person, or entity, as the case may be, shall agree that the Holder shall have the right thereafter and until the Termination Date (subject to all of the other terms and conditions hereof) to exercise such Options for the kind and amount of stock, securities, cash, property, or assets receivable upon such reorganization, reclassification, consolidation, merger, or sale by a holder of the number of shares of Common Stock for the purchase of which such Options might have been exercised immediately prior to such reorganization, reclassification, consolidation, merger or sale, subject to such subsequent adjustments which shall be equivalent or nearly equivalent as may be practicable to the adjustments provided for in this Section 8.

               (ii) Notwithstanding subsection (i) hereof and in lieu thereof, the Company may elect by written notice to the Holder hereof, to require the Holder to exercise all of the Options remaining unexercised prior to any such reorganization, reclassification, consolidation, merger or sale. If the Holder shall not exercise all or any part of the Options remaining unexercised prior to such event, such unexercised Options shall automatically become null and void upon the occurrence of any such event, and of no further force and effect. The Common Stock issued pursuant to any such exercise shall be deemed to be issued and outstanding immediately prior to any such event, and shall be entitled to be treated as any other issued and outstanding share of Common Stock in connection with such event. If an election is not made by the Company pursuant to this subsection (ii) in connection with any such event, then the provisions of subsection (i) hereof shall apply to such event.

            e. Whenever the Option Price and number of shares of Common Stock subject to this Option is adjusted as herein provided, the Company shall promptly mail to the Holder of this Option a statement signed by an officer of the Company setting forth the adjusted Option Price and the number of shares of Common Stock subject to this Option, determined as so provided.

            f. This form of Certificate need not be changed because of any adjustment which is required pursuant to this Section 8. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of this Certificate that the Company may deem appropriate and that does not affect the substance hereof; and any Certificate thereafter issued, whether in exchange or substitution for this Certificate or otherwise, may be in the form as so changed.

         9. Reservation. There has been reserved, and the Company shall at all times keep reserved out of the authorized and unissued shares of Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the right of purchase represented by the Options. The Company agrees that all shares of Common Stock issued upon exercise of the Options shall be, at the time of delivery of the Certificates for such Common Stock, validly issued and outstanding, fully paid and non-assessable.

         10. Fractional Shares. The Company shall not issue any fractional shares of Common Stock pursuant to any exercise of any Option and shall pay cash to the Holder in lieu of any such fractional shares.

         11. No Right. The Holder shall not be entitled to any of the rights of a shareholder of the Company prior to the date of issuance of the Common Stock by the Company pursuant to an exercise of any Option.

         12. Securities Laws. As a condition to the issuance of any Common Stock pursuant to the Options, the holder of such Common Stock shall execute and deliver such representations, warranties, and covenants, that may be required by applicable federal and state securities law, or that the Company determines is reasonably necessary in connection with the issuance of such Common Stock. In addition, the certificates representing the Common Stock shall contain such legends, or restrictive legends, or stop transfer instructions, as shall be required by applicable Federal or state securities laws, or as shall be reasonably required by the Company or its transfer agent.

         13. Early Disposition of Common Stock. The Holder hereby acknowledges and agrees that if the Holder disposes of any Common Stock received under this Option within two years from date of grant or one year after such Common Stock was transferred to the Holder upon exercise of this Option, the Holder will notify the Company in writing within thirty days after the date of such disposition. The Holder acknowledges that disposition by the

Holder within such two year period from the date of grant and one year from the date of exercise of this Option would disqualify the Holder from capital gain treatment for any gain realized upon such disposition.

         14. Applicable Law. The Options and this Certificate shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws thereof regardless of its choice of law rules.

         IN WITNESS WHEREOF, MORO CORPORATION, has executed and delivered this Option Certificate and caused its corporate seal to be affixed hereto as of the date written below.

                                                MORO CORPORATION


Corporate Seal                              By: /s/ David W. Menard
                                                --------------------------------
                                                David W. Menard,
                                                Chairman

Dated: August 1, 2000

MORO CORPORATION
Suite 240, Bala Pointe Office Centre
111 Presidential Boulevard
Bala Cynwyd, PA 19004
Attn: David W. Menard,
      Chairman


                              ELECTION TO PURCHASE

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Option Certificate No. ______ of the Company. The undersigned desires to purchase shares of Common Stock provided for therein and tenders herewith full payment of the Option Price for the shares of Common Stock being purchased, all in accordance with the Certificate. The undersigned requests that a Certificate representing such shares of Common Stock shall be issued to and registered in the name of, and delivered to, the undersigned at the following address: _________________________________________
_______________________________________________________________________________.
If said number of shares of Common Stock shall not be all the shares purchasable under the Certificate, then a new Common Stock Option Certificate for the balance remaining of the shares of Common Stock purchasable shall be issued to and registered in the name of, and delivered to, the undersigned at the address set forth above.





Dated:             , 20                     Signature:
      -------------    --                             ------------------------